UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Entry into a Material Definitive Agreement.

Effective January 4, 2005, the Compensation Committee of the Board of Directors of Silicon Image, Inc. (“Silicon Image”) granted option grants to purchase shares of common stock of Silicon Image for certain of its executive officers (the “Executive Option Grants”).  The Executive Option Grants are made pursuant to Silicon Image’s 1999 Equity Incentive Plan, which has been approved by Silicon Image’s stockholders.

Pursuant to the Executive Option Grants Silicon Image granted options to purchase an aggregate of 465,000 shares of Silicon Image common stock.  All shares being issued pursuant to the Executive Option Grants have an exercise price of $15.48, the closing price of Silicon Image’s common stock on the Nasdaq National Market on the effective date of the grants.

Information on the Executive Option Grants is as follows:

Named Executive Officer/Position	Shares	Vesting Schedule*	Exercise Price	Expiration of Option
Robert Bagheri Executive Vice President, Operations	75,000	13.3% by January 4, 2006; 13.3% by January 4, 2007; 40.0% by January 4, 2008; 13.3% by January 4, 2009; and 20.0% by January 4, 2010	$15.48	01/03/2015
John LeMoncheck Vice President, Consumer Electronics Products and PC/Display Businesses	150,000	20.0% by January 4, 2006; 10.0% by January 4, 2007; 33.3% by January 4, 2008; 16.7% by January 4, 2009; and 20.0% by January 4, 2010	$15.48	01/03/2015
J. Duane Northcutt Chief Technology Officer	120,000	25.0% by January 4, 2006; 25.0% by January 4, 2007; 16.7% by January 4, 2008; 16.7% by January 4, 2009; and 16.7% by January 4, 2010	$15.48	01/03/2015
Steve Tirado Division President, Storage Group	120,000	Vesting for this grant begins January 5, 2007; 8.3% by January 4, 2008; 58.3% by January 4, 2009; and 33.3% by January 4, 2010	$15.48	01/03/2015
TOTAL	465,000

*            Except as otherwise noted, a percentage of the total shares granted to each individual vests month anniversary following the effective date of the grant, January 4, 2005.  Percentages are approximate.

The form of notice of option grant and stock option agreement that the executive officers received for their respective Executive Option Grants pursuant to Silicon Image’s 1999 Equity Incentive Plan is attached hereto as Exhibits 10.1.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                        Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Notice of Option Grant and Stock Option Agreement pursuant to Silicon Image, Inc.’s 1999 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2005		SILICON IMAGE, INC.

	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice of Option Grant and Stock Option Agreement pursuant to Silicon Image, Inc.’s 1999 Equity Incentive Plan.